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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                  JUNE 28, 2002
                ------------------------------------------------
                Date of Report (Date of earliest event reported)


                             CONCERTO SOFTWARE, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          DELAWARE                    0-15578                02-0364368
-------------------------------     -----------          ------------------
(State or other jurisdiction of     (Commission           (I.R.S. Employer
       incorporation)               File Number          Identification No.)



                             6 TECHNOLOGY PARK DRIVE
                          WESTFORD, MASSACHUSETTS 01886
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (978) 952-0200

                                 Not Applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)


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ITEM 4. Changes in Registrant's Certifying Accountant.

(a)  Previous Accountants

     On June 28, 2002, Concerto Software, Inc. (the "Company") dismissed its independent accountants, Arthur Andersen LLP ("Andersen"), and engaged Ernst & Young LLP ("E&Y") to serve as its new independent accountants effective July 3, 2002 for the fiscal year ended December 31, 2002. The decision to dismiss Andersen and retain E&Y was approved by the Company's Board of Directors upon the recommendation of its Audit Committee.

     Andersen's reports on the Company's consolidated financial statements for each of the fiscal years ended December 31, 2001 and December 31, 2000 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

     During the fiscal years ended December 31, 2001 and 2000 and the interim period between December 31, 2001 and June 28, 2002, there were no disagreements between the Company and Andersen on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to Andersen's satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their report for such years. During the fiscal years ended December 31, 2001 and 2000 and the interim period between December 31, 2001 and June 28, 2002, none of the reportable events described under Item 304(a)(1)(v) of Regulation S-K occurred.

     The Company has provided Andersen with a copy of the foregoing disclosures and has requested that it furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. Attached as Exhibit 16.1 is a copy of Andersen's letter, dated June 28, 2002.


(b)  New Independent Accountants

     The Company has engaged E&Y as its new independent accountants effective July 3, 2002. During the fiscal years ended December 31, 2001 and 2000 and the interim period between December 31, 2001 and June 28, 2002, neither the Company nor anyone acting on its behalf consulted E&Y with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, or (ii) the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events listed in Items 304(a)(2)(i) and (ii) of Regulation S-K.

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ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits.

          Exhibit Number       Description
          --------------       -----------
          16.1                 Letter from Arthur Andersen LLP to the
                               Securities and Exchange Commission dated
                               June 28, 2002

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    CONCERTO SOFTWARE, INC.


July 3, 2002                        By:   /s/  James D. Foy
                                         ------------------------------------
                                    Name:  James D. Foy
                                    Title: President and Chief Executive Officer